EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ultra Clean Holdings, Inc. (the “Company”) on Form 10-Q/A for the three months ended July 3, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Clarence L. Granger, as Chief Executive Officer of the Company, and Kevin C. Eichler, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 27, 2009

/s/ CLARENCE L. GRANGER
Clarence L. Granger
Chairman and Chief Executive Officer

Date: August 27, 2009

/s/ KEVIN C. EICHLER
Kevin C. Eichler
Chief Financial Officer